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                                                                    EXHIBIT 99.2


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of IVAX Corporation (the "Company") on Form 10-K for the year ending December 31, 2002 (the "Report"), as filed with the Securities and Exchange Commission on the date hereof, I, Thomas E. Beier, Senior Vice President - Finance and Chief Financial Officer, certify pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

         1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents in all material respects, the financial condition and results of operations of the Company.

                                             /s/ Thomas E. Beier
                                             -----------------------------------
                                             Thomas E. Beier
                                             Senior Vice President - Finance and
                                             Chief Financial Officer
                                             March 31, 2003